==============================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                         Commission File Number 1-9601


     Date of Report (date of earliest event reported): November 30, 2007


                          K-V PHARMACEUTICAL COMPANY
            (Exact name of registrant as specified in its charter)

              DELAWARE                                   43-0618919
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)

        2503 SOUTH HANLEY ROAD
         ST. LOUIS, MISSOURI                               63144
 (Address of principal executive offices)                (Zip Code)


                                (314) 645-6600
             (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       [ ] Written communications pursuant to Rule 425 under the Securities Act.
       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act.
       [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


==============================================================================

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

         NYSE Regulation, Inc. ("NYSE Regulation") has granted the request of KV Pharmaceutical Company (the "Company") for a trading extension through February 15, 2008 for the Company's securities, subject to ongoing reassessment. The extension was required under the exchange's rules because the Company has been delayed in filing its fiscal 2007 Annual Report on Form 10-K. The Company expects to have all outstanding quarterly and annual SEC reports for fiscal 2007 filed with the SEC by February 15, 2008.

         As the Company has previously reported, the Company's Board of Directors has accepted a final report on the findings of an internal investigation of historical stock option granting practices conducted by a special committee of independent board members. Based on that report, the Audit Committee concluded that the Company must restate its financial statements for fiscal years 1996-2006 to record additional non-cash stock compensation expense, as well as additional tax expense, as a result of the above-noted investigation. In addition, income tax expense, unrelated to stock compensation expense, will be included in the restatement of the Company's consolidated financial statements for the fiscal periods 2004 through 2006.

         Due to the pending restatement, the Company has not been able to file its June 30 (as amended), September 30 and December 31, 2006 Form 10-Q's, its March 31, 2007 Form 10-K, Form 10-Q's for the quarters ended June 30 and September 30, 2007, or a proxy statement for its 2007 annual stockholders' meeting.

         Because of the delay in the filing of the Company's 2007 Form 10-K and proxy statement, the Company could not make certain annual corporate governance disclosures required to be made in those filings under Section 303A of the New York Stock Exchange ("NYSE") Listed Company Manual as more fully discussed below. On November 30, 2007, the Company advised NYSE Regulation that the finalization of its financial statements for the fiscal year ended March 31, 2007 and the accompanying audit were ongoing and, the Company was not prepared to file its 2007 Form 10-K and proxy statement which would include the required disclosures. In discussions with the Company, NYSE Regulation permitted the Company to provide the required corporate governance disclosures through the filing of this Current Report on Form 8-K.

         Under its corporate governance disclosure requirements, the NYSE requires listed companies to:

    o disclose the board's evaluation of each director's relationship with the company, whether the board has adopted categorical standards of independence, and its determination as to the independence of each director;

    o identify the non-management director who presides at all regularly scheduled executive sessions of the non-management members of the board of directors;

    o disclose a method by which interested parties may communicate directly with the presiding director or the non-management directors as a group;

    o disclose the availability of such company's corporate governance guidelines, code of business conduct and ethics and charters for the board's audit, compensation and corporate governance committees on its website and in print upon stockholder request; and

    o disclose that (i) such company's chief executive officer and chief financial officer have filed the certifications required by Section 302 of the Sarbanes-Oxley Act with the company's most recently filed annual report on Form 10-K, and (ii) such company's chief executive officer has certified to the NYSE that he is not aware of any violation of the NYSE corporate governance listing standards by the company.

         The Company intends to provide the following disclosures in its Annual Report/or Proxy Statement to be distributed to stockholders in substantially the form presented below. The Company is diligently working to complete its 2007 Form 10-K and Proxy Statement, and will make both filings as soon as possible.

DIRECTOR INDEPENDENCE

         Under the NYSE rules, a director of the Company only qualifies as "independent" if the Company's Board of Directors affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). The Company's Board of Directors has established guidelines to assist it in determining whether a director has a material relationship with the Company. Under these guidelines, a director is not considered to have a material relationship with the Company if he or she does not meet any of the exceptions for determining independence under Section 303A.02 of the NYSE Listed Company Manual.

         The Company's Board of Directors has determined that Messrs. Schellenger, Killmer, Carlie, Bellin and Hatfield are "independent" as determined under Section 303A.02 of the NYSE Listed Company Manual.

PRESIDING DIRECTOR FOR EXECUTIVE SESSIONS

         The Company's non-management directors are scheduled to meet twice annually in executive sessions in conjunction with the regularly scheduled in-person meetings of the Board of Directors and that the presiding director of such meetings rotates among the non-management directors.

COMMUNICATION WITH NON-MANAGEMENT DIRECTORS

         A stockholder or interested party who wishes to communicate with our Board of Directors, specific individual directors or the non-management directors as a group may do so by directing a written request addressed to such director(s) in care of the Company's Assistant Secretary at 2503 South Hanley Road, St. Louis, Missouri 63144 (or via e-mail through our website at http//:www.kvph.com). Such communication will be forwarded to the intended director, group of directors or the entire Board of Directors, as the case may be, with the Assistant Secretary having the authority to screen-out inappropriate communications.

CORPORATE GOVERNANCE GUIDELINES, CODE OF BUSINESS CONDUCT AND COMMITTEE CHARTERS

         The Company's Corporate Governance Guidelines, Code of Business Conduct and charters for the Audit, Compensation and Corporate Governance Committees are available on its website at http://www.kvph.com and can be obtained free of charge by written request to the attention of the Assistant Secretary of the Company at 2503 South Hanley Road, St. Louis, Missouri 63144 or by telephone at (314) 645-6600. The Company will post to its website any amendments to the Code of Business Conduct, or waivers to the provisions thereof for principal officers or directors.

ANNUAL CEO CERTIFICATION

         The chief executive officer and chief financial officer certifications required under Section 302 of the Sarbanes-Oxley Act of 2002 have been filed as exhibits to the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2006. The certification required by the Company's chief executive officer under Section 303A.12(a) of the NYSE corporate governance rules was submitted to the NYSE for 2006.


 ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR

         Effective November 30, 2007, the Company's Bylaws were amended to add a bylaw to allow all classes and series of shares of Company stock to be represented by uncertificated shares. The text of the Bylaw amendment is attached hereto as Exhibit 99.

ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  (d) The following exhibit is furnished as part of this report:

                  Exhibit Number                 Description
                  --------------                 -----------

                       99                        Text of Bylaw amendment


                                  *    *    *

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 28, 2007

                                            K-V PHARMACEUTICAL COMPANY



                                            By: /s/ Richard H. Chibnall
                                               ---------------------------------
                                               Richard H. Chibnall
                                               Vice President, Finance